UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 19, 2018, EVINE Live Inc. (the “Company”) entered into a cooperation agreement (the “Agreement”) with Clinton Group, Inc. (the “Investor”). Pursuant to the Agreement, within three business days of the execution of the Agreement, the Company will appoint Alex Spiro (the “New Director”) to the Company’s board of directors (the “Board”). Additionally, the Company agreed to, among other things, nominate the New Director for re-election at the 2018 annual meeting of shareholders (the “2018 Annual Meeting”) alongside other continuing members of the Board. With respect to the 2018 Annual Meeting, the Investor agreed to, among other things, not bring any nominations, business, or proposals before or at the 2018 Annual Meeting and agreed not to deliver to the Company any nominations or shareholder proposals during the Standstill Period (defined below).

The Investor also agreed to certain customary standstill provisions, effective as of the date of the Agreement through the earlier of (x) 30 calendar days prior to the shareholder nomination deadline for the Company’s 2019 annual meeting of shareholders, (y) 100 calendar days prior to the first anniversary of the 2018 Annual Meeting, or (z) upon 10 calendar days’ prior written notice delivered by the Investor to the Company following a material breach of the Agreement by the Company (the “Standstill Period”), prohibiting the Investor from, among other things, (i) making certain public announcements, (ii) soliciting proxies to vote any securities in opposition of a proposal or recommendation of the Board; (iii) purchasing shares representing more than 9.9% of the Company’s outstanding common stock; (iv) taking actions or making proposals to change or influence the Board, Company management or the direction of certain Company matters; and (v) exercising certain shareholder rights. The Company and the Investor also made certain customary representations and agreed to mutual non-disparagement provisions.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cooperation Agreement, dated March 19, 2018, by and between EVINE Live Inc. and the Clinton Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2018	EVINE Live Inc.

	By:	/s/ Andrea M. Fike
Andrea M. Fike General Counsel